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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS INVESTMENT FUND
                         File Nos. 2-34393 and 811-1879
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (05-05)

Subject Line: Janus Product Update

Dear [insert client name]

I want to keep you up to date on two initiatives Janus has undertaken in recent filings with the SEC. Specifically, there are two important product enhancements that we believe will be of interest to you and your clients.

THE BOARD OF TRUSTEES OF THE JANUS FUNDS HAS PROPOSED ADDING A PERFORMANCE-BASED FEE TO SEVERAL FUNDS

o To further align the interests of Janus as investment adviser with those of fund shareholders, the Trustees have proposed performance-based management fees for thirteen mutual funds available through Janus Investment Fund, Janus Adviser Series, and Janus Aspen Series (the "Trusts").

o The proposal would change fees from a fixed-rate to a rate that adjusts upward or downward based on each fund's performance relative to its primary benchmark.

o The performance-based fees have been approved by Janus' independent fund trustees and are subject to approval by fund shareholders via an upcoming proxy. Please see the attached Q&A for more details.

JANUS WILL SOON INTRODUCE INSTITUTIONAL SHARES WITHIN JANUS ADVISER SERIES*:

o The new share class will be priced like a true Institutional product and will be used primarily on fee-based advisory platforms, corporate-sponsored 401k plans and by private clients, foundations and endowments.

o The new share class will be named "I Shares" to coincide with industry practice. This will necessitate a name change of our current I Shares to "S Shares" (Service Shares). The new share class and redesignated Class S Shares will become effective on or about November 28, 2005 concurrent with the Janus Adviser Series annual prospectus update. Please see the attached memo for more details.

Janus plans to file a definitive proxy statement with the Securities and Exchange Commission (the "SEC") on behalf of the Trusts. INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and other documents filed by Janus with the SEC at the SEC's website at http://www.sec.gov. Free copies of the proxy statement, once available, may also be obtained from Janus at www.janus.com.

Information concerning persons who may be considered participants in the solicitation of the funds' shareholders is set forth in the Preliminary Proxy Statement on Schedule 14A filed by the Trusts with the SEC on September 22, 2005 and available at the SEC's website at http://www.sec.gov.

If you have any questions, please call 1-877-33JANUS (52687). Thank you for your continued support and trust in Janus.

Best Regards,
[insert sales person name]


PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-877-33JANUS. READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

*The information in the prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

FOR INSTITUTIONAL INVESTOR USE ONLY / NOT FOR PUBLIC VIEWING OR DISTRIBUTION Funds distributed by Janus Distributors LLC (09/05)

C-0905-152 1-15-06                                              101-07-788 09-05

Janus plans to file a definitive proxy statement with the Securities and Exchange Commission (the "SEC") on behalf of the Trusts. INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement (when available) and other documents filed by Janus with the SEC at the SEC's website at http://www.sec.gov. Free copies of the proxy statement, once available, may also be obtained from Janus at www.janus.com.

Information concerning persons who may be considered participants in the solicitation of the funds' shareholders is set forth in the Preliminary Proxy Statement on Schedule 14A filed by the Trusts with the SEC on September 22, 2005 and available at the SEC's website at http://www.sec.gov.


JANUS' PERFORMANCE FEE PROPOSAL
================================================================================

WHAT WE'RE
PROPOSING:                An upcoming proxy will propose the addition of a
                          performance-based management fee to thirteen Janus funds. Under the proposal, nearly $20B in Janus assets under management will be subject to performance-based fees (as of June 30, 2005).

                          Shareholders will have an opportunity to vote on the proposals at or (by proxy) before the special meeting of shareholders scheduled for November 22, 2005.
================================================================================

KEY BENEFITS FOR          The performance fee plan is intended to further align
SHAREHOLDERS:             Janus' interests with the interests of its fund
                          shareholders.

                          For example, during strong performance periods, shareholders may experience solid gains while Janus may earn a slightly higher management fee for delivering those returns. Conversely, when performance is below the benchmark for a particular period, a shareholder may pay lower fees than it otherwise would have without a performance fee.

                          Overall, the proposal reflects our commitment to shareholders as well as the high confidence Janus has in its investment processes and ability to deliver long-term performance.
================================================================================

FUNDS INCLUDED
IN THE PROPOSAL          FUND/PORTFOLIO                          BENCHMARK      PERFORMANCE      CURRENT        PROPOSED
AND OTHER                                                                       INCENTIVE CAP    MANAGEMENT     MANAGEMENT FEE
DETAILS:                                                                                         FEE            RANGE
                         --------------------------------------  ------------    -----------     ----------     --------------
                         Janus Worldwide Fund                    MSCI World      +/- 600 bps     0.60%          0.45% to 0.75%
                         Janus Adviser Worldwide Fund
                         Janus Aspen Worldwide Growth Portfolio

                         Janus Mercury Fund                      Russell 1000    +/- 500 bps     0.64%          0.49% to 0.79%
                                                                 Growth

                         Janus Contrarian Fund                   S&P 500         +/- 700 bps     0.64%          0.49% to 0.79%
                         Janus Adviser Contrarian Fund

                         Janus Adv. Risk-Managed Core Fund       S&P 500         +/- 400bps      0.50%          0.35% to 0.65%
                         Janus Risk-Managed Stock Fund
                         Janus Aspen Risk-Managed Core Port.

                         Janus Mid Cap Value Fund                Russell         +/- 400 bps     0.64%          0.49% to 0.79%
                         Janus Adviser Mid Cap Value Fund        MidCap Value
                         Janus Aspen Mid Cap Value Fund

                         Janus Research Fund                     Russell 1000    +/- 600 bps     0.64%          0.49% to 0.79%

================================================================================

PERFORMANCE FEE           The performance-based management fee for each fund
CALCULATION               will vary within a band of plus or minus 0.15% from
CRITERIA:                 its current base management fee. The extent to which
                          the fee varies within that range will depend upon how
                          the portfolio performs relative to risk and return
                          targets set on a fund-by-fund basis. The performance
                          incentive caps represent the maximum
                          under/outperformance that will count toward fee
                          adjustments.
================================================================================

================================================================================
                          Performance fee plans will be tied to each funds' primary benchmark and calculated on a cumulative basis, commencing January 1, 2006 with the performance adjustment effective January 1, 2007.

                          After the 36-month phase-in period, monthly
                          performance fee calculations will be based on the prior rolling 36-month period.
================================================================================

EXAMPLE                   The base management fee on Janus Mercury Fund is 64
SCENARIO:                 basis points or 0.64%. If the Janus Mercury Fund
                          outperforms the Russell 1000 Growth Index, its benchmark, by a cumulative 5% (500 bps Performance
                          Incentive Cap) over the fee calculation period, the management fee would be 0.79%. Conversely, if Janus
                          Mercury Fund underperforms the Russell 1000 Growth
                          Index by 5% over the three-year period, the management fee would be 0.49%.

                          In the above scenario, a shareholder would have earned approximately $500 on a hypothetical $10,000 investment, while Janus would have earned an additional $15. If the fund underperformed by the same amount, shareholders would still earn $500 less on his or her investment, but would pay $15 less than he or she otherwise would have in the absence of performance-based fees.
================================================================================

WHY DID JANUS
SELECT THESE              Both Janus' trustees and Janus sought to apply the
FUNDS AND NOT ALL         performance fee structure to funds from a wide variety
OF THEM?                  of investment styles. The funds above represent this
                          variety. We will continue to evaluate the performance
                          fee plan and whether it is appropriate for other
                          funds.
================================================================================

HOW DOES JANUS'           Performance-based fees are relatively uncommon in the
PERFORMANCE FEE           mutual fund industry. Of the few companies who have
PLAN COMPARE TO           adopted them, most performance incentive fees range
OTHERS IN THE             from approximately 8% to 42% of the base management
INDUSTRY?                 fee (average = 26.8%).

                          Janus' proposal calls for performance fee incentives between 23% and 30% of its current base management fees.
================================================================================

WHEN WILL I               We expect to mail complete proxy materials outlining
RECEIVE MORE              this and a few other proposals during the week of
INFO?                     October 10, 2005. Shareholders will have until
                          November 22 to vote via proxy or may attend the meeting on November 22 and vote in person.

                          PRELIMINARY TIMELINE:

                          OCTOBER 3*: Definitive proxy filed with the SEC

                          OCTOBER 10*: Client/Shareholder proxy notifications printed mailed

                          NOVEMBER 22, 2005: Shareholder meeting (all votes in)

                          If approved:

                          January 1, 2006: Investment management contracts are amended. Performance after this date counts toward performance-based fee calculation.

                          January 1. 2007: First month in which advisory fees will be adjusted upward/downward under the new contract.

                          January 1, 2009: Full 36-month rolling period in effect for future performance fee calculations.

                          *Dates are subject to change
================================================================================
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-33JANUS or download the file from janus.com. Read it carefully before you invest or send money.

The rates of return are hypothetical and do not represent the returns of any particular investment.

A Fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Funds distributed by Janus Distributors LLC (09/05)
C-0905-146 1-15-06                                              101-15-035 09-05